EXECUTION COPY



                       ISSUING AND PAYING AGENCY AGREEMENT
                       -----------------------------------



        This AGREEMENT is made as of June 14, 1994 between Shawmut Bank Connecticut, National Association, a national banking association maintaining its principal corporate office at 777 Main Street, Hartford, Connecticut 06115 (the "Issuing and Paying Agent"), and Connecticut Natural Gas Corporation, a corporation having its principal place of business at 100 Columbus Boulevard, Hartford, Connecticut 06103 (the "Company"). Except as otherwise indicated, capitalized terms used herein will have the meanings attributed to them in the form of Note attached hereto as Exhibit I.

        In consideration of the mutual promises hereinafter contained, the Issuing and Paying Agent and the Company hereby covenant and agree as follows:

                                    ARTICLE I

                                   APPOINTMENT
                                   -----------


        1. The Company hereby appoints the Issuing and Paying Agent to perform the duties with respect to the Notes hereinafter and in the Notes set forth.

        2. The Issuing and Paying Agent hereby accepts such appointment and agrees to perform the duties hereinafter and in the Notes set forth.

                                    ARTICLE II

                                ISSUANCE OF NOTES
                                -----------------


        1. The Company has authorized and may from time to time issue its Medium-Term Notes, Series B, in an aggregate principal amount not exceeding U.S. $75,000,000 (the "Notes"), pursuant to this Agreement, and proposes to sell the same from time to time directly or indirectly in accordance with a Placement Agency Agreement dated June 14, 1994 (the "Placement Agency Agreement") between the Company and Smith Barney Inc. and A.G. Edwards & Sons, Inc. (each an "Agent"; collectively, the "Agents"). Although the Company has authorized the issuance of up to $75,000,000 aggregate principal amount of Notes, the Company may, from time to time, without the consent of any holder of Notes, increase the amount it may issue. The Company shall give notice, promptly, in writing to the Issuing and Paying Agent upon any such increase in the aggregate principal amount of the Notes issuable hereunder.
        2. The Notes are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by Section 4(2) thereof and Regulation D promulgated thereunder ("Regulation D"), which exempts transactions by an issuer not involving any public offering. The Notes are being offered only to institutions that qualify as "accredited investors," as defined in Rule 501(a)(1),(2),(3) or (7) under Regulation D ("Accredited Investors"), or "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("Qualified Institutional Buyers") in minimum amounts of $100,000 for any single purchase. The $100,000 minimum purchase applies to Notes of each maturity and may not be spread among Notes of different maturities. If the purchaser is a non-United States bank fiduciary acting for the account of one or more investors, the amount purchased for each investor must be at least $100,000, each such investor must be a Qualified Institutional Buyer or an Accredited Investor, and the purchaser must have provided the Agents or the Company with a written statement to such effect.

        3. The Company may also sell Notes to an Agent as principal for its own account at a price to be agreed upon at the time of sale. Such Notes may be resold at prevailing market prices, or at prices related thereto, at the time of such resale, as determined by such Agent.

        4. During the period this Agreement is in effect, there will be delivered to the Issuing and Paying Agent executed Notes (signed and sealed manually or by facsimile on behalf of the Company), to be held in safekeeping by the Issuing and Paying Agent for the account of the Company. If an officer of the Company whose signature is on a Note no longer holds such office at the time the Issuing and Paying Agent delivers the Note in accordance with this Agreement, the Note will be valid nevertheless. In addition, the Company will advise the Issuing and Paying Agent in writing of those persons handling administrative responsibilities with whom the Issuing and Paying Agent is to communicate regarding offers to purchase Notes and the details of their delivery and will promptly advise the Issuing and Paying Agent in writing if any such person shall cease to handle such responsibilities or of the authorization of any additional person to handle such responsibilities.

        5. The Notes will be in registered form, substantially in the form attached hereto as Exhibit I and which is a part hereof. The Notes will have maturities of from one (1) year to up to thirty (30) years and each Note will contain (subject to paragraph 3 of Article V) the legend regarding restrictions on transfer substantially as set forth on the form of Note attached as Exhibit I.

        6. When any Note is delivered to the Issuing and Paying Agent, the Issuing and Paying Agent will acknowledge receipt by signing and returning a receipt to the Company.

        7. The Issuing and Paying Agent will authenticate Notes for original issue in an aggregate principal amount not to exceed U.S. $75,000,000 upon receipt of instructions therefor from officers and agents of the Company subject to the terms of this Article II. A Note will not be valid until the Issuing and Paying Agent manually signs the certificate of authentication on the Note, which will be conclusive evidence that such Note has been duly authenticated hereunder and is entitled to the benefits hereof.

        8. From time to time the Company will provide issuance instructions by telephone, telecopy or telex, promptly confirmed in writing, to the Issuing and Paying Agent, and the Issuing and Paying Agent will withdraw the necessary number of Notes for completion and authentication in accordance with such instructions and will complete, countersign for authentication and issue the Notes on or prior to the settlement dates included in the instructions provided in the following paragraph.

        9. The instructions from the Company to the Issuing and Paying Agent will include (a) the exact name in which the Note is to be registered (the person in whose name a Note is registered is hereinafter referred to as a "Holder" and all such Holders as the "Holders"), (b) the exact address of the Holder and address for delivery, notices and payments of principal and interest, (c) the taxpayer identification number of the Holder (collectively, subparagraphs a, b and c hereof are referred to herein as the "Registration Instructions"), (d) the principal amount of the Note, which will be $100,000 or an integral multiple of $1,000 in excess thereof (an "authorized denomination") and the PPN Number, if any, of the Note, (e) the sale date, (f) the settlement date, (g) the maturity date, (h) the interest rate and interest payment dates, with any related information to be indicated on the Note, (i) the proceeds net of the Agent's commission (if any), (j) the name and address of the appropriate Agent's clearing operation, if any, or other location where delivery is to be made (the "Delivery Instructions") (collectively, subparagraphs d, e, f, g, h, i and j hereof are referred to as the "Trade Instructions") and (k) such other information as the Issuing and Paying Agent may reasonably request from time to time (collectively, subparagraphs (a) through (k) hereof are referred to as the "Instructions"). If delivery is to be made in Hartford, such delivery will be at Shawmut Bank Connecticut, National Association, 777 Main Street, Hartford, Connecticut 06115, Attention: Corporate Trust Operations.

        10. The Settlement Date with respect to any offer to purchase Notes accepted by the Company will be, subject to Section 6 of the Placement Agency Agreement, the fifth Business Day next succeeding the date of acceptance unless otherwise agreed by the purchaser and the Company and will be specified upon acceptance of such offer. The Company will not accept any offer to purchase a Note that will have a Settlement Date in less than three Business Days without verifying by telephone, telecopy or telex, promptly confirmed in writing, that the Issuing and Paying Agent will have adequate time to prepare and authenticate such Note. As used herein, "Business Day" means any day, other than a Saturday or Sunday, on which banks in Hartford, Connecticut are not required or authorized by law to close.

        11. The Company will provide the Issuing and Paying Agent with Trade and Registration Instructions for each offer to purchase a Note solicited by an Agent in time for the Issuing and Paying Agent to prepare and authenticate the required Note, but not later than 10:00 a.m., Hartford time, on the second Business Day preceding the Settlement Date. The Company will, after receiving the details for each offer from an Agent and recording the details and any necessary calculations, provide appropriate documentation to the Issuing and Paying Agent, including the information provided by such Agent necessary for the preparation and authentication of each Note. The Issuing and Paying Agent will confirm the details of each Note prior to preparing the Note for delivery (but in any case no later than 10:00 a.m. on the Business Day next preceding the Settlement Date therefor). The Issuing and Paying Agent will effect delivery of each Note no later than 1:00 p.m., Hartford time, on the Settlement Date to the applicable Agent for delivery to the purchaser.

        12. The Issuing and Paying Agent will provide to the Company, within five Business Days following each Record Date, a list of interest payments to be made for each Note on the next succeeding Interest Payment Date and the total amount of the interest payments. The Issuing and Paying Agent will provide monthly to the Company a list of the principal and interest to be paid on Notes maturing or being redeemed in the next succeeding month.

        13. Each instruction given to the Issuing and Paying Agent in accordance with this Article II will constitute a representation and warranty to the Issuing and Paying Agent by the Company that the issuance and delivery of the Notes have been duly and validly authorized by the Company and that when completed, authenticated and delivered pursuant hereto and payment has been received therefor by the Company, the Notes will constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity.

        14. Whenever the Company and an Agent determine that the Company shall sell Notes directly to the Agent, such sale will be made in accordance with the Placement Agency Agreement and any supplemental agreement relating thereto (the "Terms Agreement"). The Trade and Registration Instructions for Notes sold to an Agent pursuant to any Terms Agreement will be agreed to between the Company and the Agent in the respective Terms Agreement. Any Terms Agreement entered into between the Company and any Agent will be provided to the Issuing and Paying Agent as provided in paragraph 11 of this
   Article II. If there is no such Terms Agreement, the Trade and Registration Instructions specified in this Agreement shall apply. Notwithstanding the above, the Trade and Registration Instructions and/or all time frames for Notes sold to an Agent pursuant to a Terms Agreement shall be subject to the limitations set forth in this Article II.

        15. Notwithstanding the foregoing, the Company and the Issuing and Paying Agent may enter into an agreement with The Depository Trust Company, New York, New York ("DTC") or other depository as may be subsequently designated by the Company (the "Depository") whereby Notes will be issued in book-entry form (the "Book-Entry Notes") represented by one or more global Notes (the "Global Notes") that will be registered in the name of a nominee of the Depository. The Global Notes will be deposited with or on behalf of the Depository by the Company. Global Notes will be issued in substantially the same form as Exhibit I and will not be exchangeable for Notes in the name of beneficial owners except as provided for in this Agreement. In the event that Global Notes are issued, the Issuing and Paying Agent will be responsible for performing the obligations and duties set forth in this Agreement with respect to the Global Notes as well as complying with the Administrative Procedures attached as Exhibit A to the Placement Agency Agreement. To the extent the Administrative Procedures conflict with the provisions of this Agreement, the provisions of this Agreement shall control.

        16. Any Global Note authenticated and delivered hereunder shall bear a legend in substantially the following form:

             "This Note is a Global Note within the meaning of the Issuing and Paying Agency Agreement hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Note is exchangeable for Notes registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Issuing and Paying Agency Agreement, and no transfer of this Note (other than a transfer of this Note as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or to another nominee of the Depository) may be registered except in such limited circumstances."

                                   ARTICLE III

                                 DEPOSIT OF FUNDS
                                 ----------------


        1. On or prior to 12:00 noon, Hartford time, on each payment date, whether an interest payment date or a date on which principal is to be paid, the Company will deposit, or cause to be deposited, with the Issuing and Paying Agent immediately available funds in an amount equal to the aggregate amount to be paid by the Issuing and Paying Agent on such payment date. In the event the amount deposited with respect to a payment date is less than the sum of the aggregate amounts specified in the statements provided to the Company pursuant to Article II, the Issuing and Paying Agent will promptly notify the Company, and will effect no payments with respect to such payment date until such discrepancy has been resolved.

        2. At the Company's option, subject to the execution of a trust agreement satisfactory to the Company and the Issuing and Paying Agent, either (i) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to any Note or Notes on the 124th day after the applicable conditions set forth below have been satisfied, or
   (ii) the Company shall cease to be under any obligation to comply with any term, provision, covenant or condition set forth in Article VII hereof or in connection with any Event of Default at any time after the applicable conditions set forth below have been satisfied:

             (a) the Company shall have deposited or caused to be deposited irrevocably with the Issuing and Paying Agent as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holder or Holders, (i) money in an amount, or (ii) U.S. Government Obligations (as defined below), which through the payment of interest, principal and premium, if any, in respect thereof in accordance with its terms will provide (without any reinvestment of such interest, principal or premium), not later than one day before the due date of any payment, money in an amount, or (iii) a combination of
        (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Issuing and Paying Agent at or prior to the time of such deposit, to pay and discharge each installment of principal and interest on, such Note or Notes on the dates such installments of interest or principal are due or such Note or Notes are redeemable, if applicable, pursuant to paragraph 2 of Article IV below;

             (b) in case such Note or Notes are to be redeemed on any date prior to the date such Notes mature (the "Maturity Date"), the Company shall have given to the Issuing and Paying Agent an irrevocable notice requiring redemption of such Note or Notes on such date (the "Redemption Date") and the Company shall have given to the Issuing and Paying Agent in form satisfactory to the Issuing and Paying Agent irrevocable instructions to provide notice of redemption of such Note or Notes prior to said date; and in the event such Note or Notes are not to be redeemed within the 60 days next succeeding the date of such deposit with the Issuing and Paying Agent, the Company shall have given the Issuing and Paying Agent in form satisfactory to it irrevocable instructions to provide, as soon as practicable, a notice to the Holder or Holders of such Note or Notes that the deposit required by this paragraph 2 has been made with the Issuing and Paying Agent and stating such Maturity Date or Redemption Date upon which moneys are to be available for the payment of the principal of, premium, if any, and interest on such Note or Notes;

             (c) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to such Note or Notes shall have occurred and be continuing on the date of such deposit;

             (d) the Company shall have paid or duly provided for payment of all amounts then due to the Issuing and Paying Agent pursuant to this Agreement; and

             (e) the Company shall deliver to the Issuing and Paying Agent an opinion of counsel to the effect that the deposit and related Discharge will not cause the Holders to recognize income, gain, or loss for federal income tax purposes.

        "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Note or Notes and to have satisfied all the obligations relating to the Note or Notes (and the Issuing and Paying Agent, at the expense of the Company, shall execute proper instruments acknowledging the same), except
   (A) the rights of the Holder to receive, from the trust fund described in clause (a) above, payment of the principal of and the interest on such Note or Notes when such payments are due and (B) the Company's obligations, if any, with respect to the Note or Notes under paragraph 3 of this Article III.

        "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

        3. All moneys and U.S. Government Obligations deposited with the Issuing and Paying Agent pursuant to paragraph 2 of this Article III in respect of the Note or Notes shall be held in trust and applied by it, in accordance with the provisions of the Note or Notes, to the payment, either directly or through any paying agent (including the Company acting as its own paying agent) as the Issuing and Paying Agent may determine, to the Holder, of all sums due and to become due thereon for principal and interest, if any, but such money need not be segregated from other funds except to the extent required by law. The Issuing and Paying Agent shall be under no liability for interest on any funds received by it hereunder except as otherwise agreed with the Company. Any funds deposited with the Issuing and Paying Agent for payment of principal, premium, if any, and interest in respect of the Note or Notes and remaining unclaimed for two years after the date upon which the last payment of principal or interest on any Note or Notes to which such deposit relates shall have become due and payable (or, if later, two years after the date of the last such deposit relating to such Note or Notes), shall be repaid to the Company by the Issuing and Paying Agent on demand, and the Holder to which such deposit related who is entitled to receive payment shall thereafter look only to the Company for the payment thereof, and all liability of the Issuing and Paying Agent with respect to such money shall thereupon cease.

        4. After the Maturity Date and payment of the principal of and interest on the Note or Notes for which money or U.S. Government Obligations have been deposited pursuant to paragraph 2 of this Article III, the Issuing and Paying Agent shall promptly pay or return to the Company upon request any money and U.S. Government obligations held by it that are not required for the payment of the principal of and interest on the Note or Notes.

        5. If the Issuing and Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with paragraph 2 of this Article III by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under the Note or Notes shall be revived and reinstated as though no deposit had occurred pursuant to paragraph 2 of this Article III until such time as the Issuing and Paying Agent is permitted to apply all such money or U.S. Governmental Obligations in accordance with paragraph 2 of this Article III.

                                    ARTICLE IV

                                     PAYMENTS
                                     --------


        1. The Issuing and Paying Agent will effect payment of interest to the Holder on the Record Date on the respective interest payment dates provided in the Notes. Interest payments will be made semiannually on January 15 and July 15 (each an "Interest Payment Date") in each year commencing on the first Interest Payment Date next succeeding the date the
   Note is issued (the "Original Issue Date"), unless the Original Issue Date occurs between a Record Date, and the next succeeding Interest Payment Date, in which case payments will commence on the Second Interest Payment Date succeeding the Original Issue Date. Interest payments will be computed and paid on the basis of a 360-day year comprised of twelve 30-day months. If an Interest Payment Date falls on a day which is not a Business Day, interest payable with respect to such Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date and no interest will accrue with respect to such payment for the period from and after such Interest Payment Date. The Issuing and Paying Agent will make such payment by mailing a check, payable to the Holder as of the Record Date, to the address of such Holder, in accordance with the information shown on the register maintained by the Issuing and Paying Agent or, at the option of the Holder, at such other place in the United States of America as the Holder will designate to the Issuing and Paying Agent in writing. Notwithstanding the foregoing, upon receipt of instructions from the Holder of an aggregate principal amount of at least $10,000,000 of Notes having the same Interest Payment Date, not less than ten days prior to such Interest Payment Date, the Issuing and Paying Agent will make such payment of interest by the wire transfer of immediately available funds to such account at a bank in Hartford, Connecticut or New York, New York (or other bank consented to by the Company) as the Holder will have designated, provided that such bank has appropriate facilities therefor. Once such wire transfer instructions have been received by the Issuing and Paying Agent, they shall remain in effect unless (i) the Issuing and Paying Agent is notified of a change thereof not less than ten days prior to an Interest Payment Date; or (ii) the Holder no longer holds an aggregate principal amount of at least $10,000,000 of Notes having the same Interest Payment Dates.

        2. The Issuing and Paying Agent will effect payment of principal, premium, if any, and interest due on the Redemption Date or at the Maturity Date in immediately available funds by wire transfer to such account at a bank in Hartford, Connecticut or New York, New York, (or such other bank consented to by the Company) as the Holder shall have designated, except for payment to a Holder for which appropriate instructions for payment as provided above have not been received by the Issuing and Paying Agent by not later than ten (10) days prior to the date of payment, in which case such payment will be made by check mailed by the Issuing and Paying Agent to the address of the Holder appearing in the Register. In such cases where wire transfer instructions have been received by the Issuing and Paying Agent, they shall remain in effect unless (i) the Issuing and Paying Agent is notified of a change thereof not less than ten days prior to an Interest Payment Date; or (ii) the Holder no longer holds an aggregate principal amount of at least $10,000,000 of Notes having the same Interest Payment Dates. Payment of principal, premium, if any, and interest due on the Redemption Date or the Maturity Date on the Note will only be made against presentation of the Notes at the office of the Issuing and Paying Agent maintained in accordance with paragraph 7 of this Article IV or at such other office or agency of the Company as the Company shall designate.

        3. In the case of all Global Notes, the Issuing and Paying Agent will make all interest payments and payments of principal, premium, if any, and interest due on the Redemption or Maturity Date by wire transfer of immediately available funds to such account at a bank in New York City (or other bank consented to by the Company) as the Depository shall have designated, provided that such bank has appropriate facilities therefor.

        4. Notwithstanding any provision elsewhere contained herein, payments by the Issuing and Paying Agent will be made only out of amounts deposited pursuant to paragraph 1 of Article III hereof with the Issuing and Paying Agent with respect to such payment.

        5. If the Company defaults: (i) on a payment of principal on any Note when due; or (ii) on a payment of interest on any Note for 10 days after the date such payment is due; or (iii) under any other Event of Default defined in the Note and such default continues without having been timely cured, the Holder may, at its option, by written notice to the Company and the Issuing and Paying Agent, declare the Note and accrued interest thereon to be immediately due and payable.

        6. The Issuing and Paying Agent will not charge, impose, collect or receive, from the Holder of any Note, any fee or consideration for any services performed in connection with any payment on such Note to such Holder or owner, and any charge including postage, will be charged to, and promptly paid by, the Company.

        7. The Issuing and Paying Agent will at all times maintain an office or agency where Notes may be presented for payment in Hartford, Connecticut and New York, New York.

                                    ARTICLE V

                       REGISTRATION, EXCHANGE AND TRANSFER
                       -----------------------------------


        1. As registrar and authenticating agent for the Notes, the Issuing and Paying Agent will: (i) authenticate the Notes originally issued and the Notes substituted for those Notes originally issued; (ii) at all times maintain an office for the registration (and, subject to the restrictions regarding transfers, for the transfer) of the Notes in Hartford, Connecticut; (iii) keep and maintain a current register of the names and addresses of Holders and such other records as reasonably required for the performance of its duties hereunder and (iv) perform such related duties as may be necessary. Such records and register will upon request be available for inspection by authorized officers, employees, and agents of the Company during the normal business hours of the Issuing and Paying Agent. Upon the termination of this Agreement, the Issuing and Paying Agent will deliver to the Company such records in the form and manner kept by the Issuing and Paying Agent on such date.

        2. In order to preserve the exemption from registration under the Securities Act, the Notes will be issued and sold on the condition that no resale or other transfer of a Note or any interest therein will be made prior to the date that is three (3) years after the later of (a) the Original Issue Date or (b) the last date the Company or any of its affiliates was the beneficial owner of such Note unless the Note is transferred: (i) to an Agent or the Company; or (ii) through an Agent or by an Agent acting as principal to an institutional investor approved as an Accredited Investor or a Qualified Institutional Buyer by such Agent; or
   (iii) directly to an institutional investor approved as an Accredited Investor or a Qualified Institutional Buyer by the Company in a transaction approved by the Company; or (iv) through a dealer other than the Agents to an institutional investor approved as an Accredited Investor or a Qualified Institutional Buyer by the Company in a transaction approved by the Company; or (v) directly to a Qualified Institutional Buyer in a transaction that meets the requirements of Rule 144A under the Securities Act, subject in each case to the disposition of the purchaser's property being at all times within its control. Approval by an Agent or the Company of a transfer of a Note, to the extent required as described above, will be granted only if the transfer is made to a Qualified Institutional Buyer or an Accredited Investor and is in accordance with the other requirements applicable to an initial sale or the requirements of Rule 144A under the Securities Act. Any transfer described in clause (iii), (iv) or (v) above including a transaction effectuated by or through the Depository's book-entry system requires the submission to the Issuing and Paying Agent of the certificate of transfer on the Note duly completed or a duly completed transfer instrument substantially in the form attached as Exhibit II to this

   Agreement. Notwithstanding the preceding sentence, the Issuing and Paying Agent shall not effect any transfer requested in such certificate of transfer or transfer instrument unless first receiving approval from the Company or the Company's counsel. The Issuing and Paying Agent shall provide a copy of such certificate of transfer or transfer instrument to the Company and to each Agent as soon as practicable following its receipt of such certificate of transfer or transfer instrument. The Company or the Company's counsel shall approve or disapprove (stating the reasons for any disapproval) of such transfer within one (1) Business Day after receiving such certificate of transfer or transfer instrument. In the event the Issuing and Paying Agent shall not receive such approval or disapproval within such one (1) Business Day, it shall as soon as practicable on the next succeeding Business Day request such approval or disapproval from the Company. In the further event that such approval or disapproval is not received by the Issuing and Paying Agent within two (2) Business Days after receiving such certificate of transfer or transfer instrument, then the Issuing and Paying Agent shall return the certificate of transfer or transfer instrument and any related Note or Notes for the reason that no approval of the requested transfer was received and refer the person submitting such request to the Company. If the requested transfer shall be disapproved by the Company or its counsel, the Issuing and Paying Agent shall return the certificate of transfer or transfer instrument and any related Note or Notes to the person requesting such transfer for the reason that the requested transfer has been disapproved and provide the reasons therefor.

        3. The Notes will bear legends stating that they have not been registered under the Securities Act and are subject to the above restrictions on transfer. By purchasing Notes, an investor shall be deemed to have agreed to these restrictions on transfer and to have represented to the Company and the Agents that it is an Accredited Investor or a Qualified Institutional Buyer and that it is acquiring such Notes for its own account (and not for the account of others) or as a fiduciary for others, for investment, and not with a view to, or for sale in connection with, the public distribution thereof in any transaction that would be in violation of federal or state securities laws, subject, however, to its right to resell or otherwise transfer such Note pursuant to the restrictions and procedures set forth herein. Notwithstanding the foregoing, Notes no longer subject to the restrictions on transfer set forth above may be freely resold and may be surrendered to the Issuing and Paying Agent for new Notes not bearing the legend setting forth the above restriction on transfer.

        4. The Notes and related documentation may be amended or supplemented from time to time by the Company and the Issuing and Paying Agent without the consent of any Holder to modify the restrictions on and procedures for resale and other transfers of the Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or provide alternative procedures in compliance with applicable law and practices relating to the resale or other transfer of restricted securities generally. Each Holder will be deemed, by the acceptance of such Note, to have agreed to any such amendment or supplement.

        5. With respect to the resale or transfer of Notes in accordance with paragraph 2 of this Article V, the Issuing and Paying Agent hereby agrees that it will: (i) upon presentation of a Note, with a certificate of transfer or duly completed transfer instrument described in paragraph 2 of this Article V which has been approved by an Agent, the Company or its counsel, transfer the title of such Note; (ii) enter the name of the transferee on the books kept by the Issuing and Paying Agent for purposes of listing registered owners of the Notes; (iii) cancel and retain each Note surrendered for a payment of principal upon its making a payment which reduces the unpaid principal amount of such Note to zero; (iv) maintain in safekeeping any blank Note forms delivered to the Issuing and Paying Agent by the Company; and (v) deliver any Notes cancelled hereunder to the Company from time to time, and following any such delivery the Company will have the sole responsibility for any failure thereafter to produce any such Note.

        6. (a) Upon surrender of any Notes for exchange at the office of the Issuing and Paying Agent, the Issuing and Paying Agent will authenticate, deliver and register, in the name of the Holder such new Notes for the same aggregate principal amount of any authorized denomination as requested by the registered owner. All such exchanges of Notes will be free of charge, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. The Issuing and Paying Agent will not be required to register the transfer of any Note which has been called for redemption (or any part of a Note which has been called for redemption) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of such redemption and ending at the close of business on the day of such mailing.

             (b) Upon receipt of evidence and indemnity satisfactory to it and the Company, the Issuing and Paying Agent will authenticate, deliver and register Notes, in exchange for or in lieu of Notes that have become mutilated, defaced, destroyed, stolen or lost. Prior to the issuance of any such new Note, the Company may require the payment from the registered owner thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

             (c) All Notes issued in exchange for or in lieu of Notes that have become mutilated, defaced, destroyed, stolen or lost or upon any exchange or registration of transfer will be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits, and subject to the same terms and conditions, under this Agreement, as the Notes in exchange for or in lieu of which they were issued or the Notes surrendered upon any such exchange or registration of transfer, as the case may be.

             (d) The Company and Issuing and Paying Agent may treat the person in whose name any Note is registered as the owner of such Note for all purposes whatsoever, whether or not such Note will be overdue, and neither the Company nor the Issuing and Paying Agent will be affected by notice to the contrary.

             (e) Notes outstanding at any time will be all Notes authenticated by the Issuing and Paying Agent except for those cancelled by it and those described in this paragraph. A Note ceases to be outstanding when the Company or an affiliate of the Company holds the Note.

             If a Note is replaced pursuant to (b) above, it ceases to be outstanding unless the Issuing and Paying Agent and the Company receive proof satisfactory to them that the replaced Note is held by a bona fide purchaser.

        7. Notwithstanding the foregoing and except as otherwise provided in or pursuant to this Agreement, any Global Note shall be exchangeable for Global Notes registered in the name of any person other than the Depository or its nominee only if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for the Global Notes or if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Company within 90 days after receiving such notice or becoming aware that the Depository is no longer so registered, does not appoint a successor Depository, (ii) the Company executes and delivers a written request to the Issuing and Paying Agent to the effect that the Global Notes shall be so exchangeable and the transfer thereof so registrable or (iii) there shall have occurred and be continuing an Event of Default or an event which after notice or lapse of time would be an Event of Default. Upon the occurrence in respect of any Global Note of any one or more of the conditions specified in clauses (i),
   (ii) or (iii) of the preceding sentence (A) such Global Note may be exchanged, in accordance with the foregoing provisions of this paragraph 7 of this Article V, for a Note which is not a Global Note and (B) in accordance with the foregoing provisions of this paragraph 7 of this Article V, the transfer of such Global Note may be registered in the name of such persons (including persons other than the Depository and its nominees) as such Depository shall designate, and the new Note or Notes authenticated and delivered upon such registration of transfer shall not bear the legend specified in paragraph 16 of Article II. Notwithstanding any other provision of this Agreement, except for any Note authenticated and delivered in exchange for, or upon registration of transfer of, a Global Note pursuant to the preceding sentence, any Note authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Note shall also be a Global Note and shall bear the legend specified in paragraph 16 of Article II.

        8. The Issuing and Paying Agent will make all Federal and state tax filings concerning payments hereunder as will be required of it by applicable law, and will be responsible for the collection or withholding of taxes due on such payments to the extent required of it by applicable law.

                                    ARTICLE VI

                                    REDEMPTION
                                    ----------


        1. The Company may, if provided for on the Note, after the Redemption Date redeem, at par or at a premium expressed as a percentage of par as may be provided for in the Note (the "Redemption Price"), such Note in whole or in part in increments of $1,000 (provided that the remaining principal will be at least $100,000). If the Company determines to redeem any such Notes pursuant to the provisions thereof, it will notify the Issuing and Paying Agent of the Redemption Date and the particular Notes or portions thereof to be redeemed not more than 60 nor less than 30 days prior to the Redemption Date. At the time and in the manner provided in the Notes to be redeemed, the Company will cause the Issuing and Paying Agent to notify each Holder to be redeemed, which notice will identify the Notes, or portions thereof, to be redeemed and will state: the Redemption Date; the Redemption Price; the name and address of the Issuing and Paying Agent; that Notes called for redemption must be surrendered to the Issuing and Paying Agent to collect the Redemption Price; that interest on Notes called for redemption ceases to accrue on and after the Redemption Date; and any other information required by such Notes.

        2. Upon surrender of a Note that is redeemed in part, the Issuing and Paying Agent will authenticate for the Holder a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

        3. In the event that the Company determines to redeem any Global Note, the Company will cause the Issuing and Paying Agent to notify the Depository not more than 60 nor less than 30 days prior to the Redemption Date. The notice to the Depository will identify the Notes or portions thereof to be redeemed and will state: the Redemption Date; the Redemption Price; that Global Notes called for redemption must be surrendered to the Issuing and Paying Agent to collect the Redemption Price; the name and address of the Issuing and Paying Agent; that interest on Notes called for redemption ceases to accrue on and after the Redemption Date; and any other information required by the Notes or by the letter of representations dated June 14, 1994 (the "Letter of Representations") between the Company, the Issuing and Paying Agent and the Depository.

                                   ARTICLE VII

                                    COVENANTS
                                    ---------


        1. The Company will not consolidate or merge with or into another corporation, or convey, transfer or lease its properties and assets substantially as an entirety to any person unless (i) the surviving, resulting or transferee corporation, as the case may be, is organized under the laws of any domestic jurisdiction, (ii) if such surviving, resulting or transferee corporation is not the Company, such corporation expressly assumes, by an instrument in writing delivered to the Issuing and Paying Agent prior to the effective date of such transaction, the Company's obligations with respect to the Notes and in such instrument agrees to perform the covenants associated therewith and (iii) after giving effect to the transaction (and treating indebtedness which becomes an obligation of the Company as a result of the transaction as having been incurred by the Company at the time of the transaction and treating any Lien upon property of the Company which arises as a result of the transaction as a Lien created at the time of the transaction), no Event of Default and no event which after notice or lapse of time or both would become an Event of Default shall have occurred and be continuing.

        2. The Company will not create or permit to continue in existence any Lien or charge of any kind upon any Property or assets of the Company unless the Notes then outstanding and the Medium-Term Notes, Series A, of the Company then outstanding, shall be equally and ratably secured with (or prior to) any other obligation or indebtedness so secured, except:

             (a) leases or subleases of Property in the ordinary course of business of the Company, or of Property which, in the opinion of the Board of Directors of the Company, is not needed in the operation of the Company's business;

             (b) Liens created within 12 months after the acquisition or construction of Property to secure or to provide for the payment of the purchase or construction price of such Property and Liens existing on any Property at the time of acquisition or certain pre-existing Liens and conditional sales agreements and/or title retention agreements with respect to any subsequently acquired Property, provided that the aggregate principal amount of the indebtedness secured by all such Liens on any particular Property may not exceed the cost (including improvements thereon) of such Property to the Company, and that such Lien(s) do not extend to other Property owned prior to such acquisition or construction;

             (c) Liens securing indebtedness incurred to finance or refinance the acquisition of the Property subject to the Lien and in respect of which the creditor has no recourse against the Company except recourse to such Property, or to the proceeds of any sale or lease of such Property or both;

             (d) Liens on Property of the Company in favor of the United States or any State thereof, or any department, governmental body, agency or instrumentality or political subdivision of any such jurisdiction, to secure partial, progress, advance, or other payments pursuant to any contract or statute relating thereto;

             (e) deposits with or security interests given to a governmental agency as a condition to maintain self-insurance or participate in any fund, or in connection with workmen's compensation, unemployment insurance, old age pensions, or other social security, or to share in any privileges or other benefits available to corporations participating in any such arrangements, or for any other purpose required by law or regulation promulgated by said governmental agency as a condition to the transaction of any business or the exercise of any privilege or license, or the deposit of assets of the Company with any surety company or clerk of any court or in escrow, as collateral in connection with, or in lieu of, any bond on appeal by the Company from any judgment or in connection with any other judicial proceedings by or against the Company;

             (f) (i) Liens for taxes, assessments or other governmental charges or levies which are not yet due or are payable without penalty or are being contested in good faith and against which reserves deemed adequate by the Company have been established, provided that foreclosure or similar proceedings have not been commenced (unless cured by payment), (ii) Liens of any judgment and other similar Liens arising in connection with court proceedings, provided such Lien is discharged or the execution or other enforcement of such Lien is effectively stayed within six months of the creation of such Lien,
        (iii) undetermined Liens or charges incident to construction, (iv) mechanics' or other like Liens arising in the ordinary course of business in respect of obligations which are not overdue or which are being contested by the Company in good faith, or deposits to obtain the release of such Liens, (v) immaterial encumbrances consisting of zoning restrictions, licenses, easements and restrictions on the use of real property and minor defects and irregularities in the title thereto;

             (g) banker's liens and rights of offset in the holders of indebtedness such as commercial paper or monies of the Company deposited with such lender in the ordinary course of business;

             (h) refundings, replacements or extensions of any permitted Liens not exceeding the principal amount of indebtedness so refunded, replaced, or extended at the time of such refunding, replacement, or extension and covering the same Property theretofore securing the same;

             (i) deposits or pledges as security for the performance of any contract or undertaking in the ordinary course of business but unrelated to the borrowing of money or to the securing of indebtedness;

             (j) Liens existing on the date of this Agreement with respect to indebtedness or other obligations of the Company on the date of this Agreement;

             (k) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or a Subsidiary or at the time of acquisition of the assets of a Person as an entirety, or substantially as an entirety, by the Company or a Subsidiary; and

             (l) in addition to Liens permitted under clauses (a) through (k) above, Liens with respect to an aggregate amount of indebtedness of the Company not in excess of an amount equal to 10% of the Total Capitalization of the Company.

        For purposes of this paragraph 2 of Article VII the following definitions shall apply: (i) "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property and, in the case of any Security, warrants or options to acquire such Security. For the purposes of this provision, the Company or a Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, a Capitalized Lease or other arrangement pursuant to which title to the Property has been retained or vested in some other Person for security purposes; (ii) "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization, or government or agency or political subdivision thereof; (iii) "Property" shall mean any interest in any kind of property or asset whether real, personal or mixed, or tangible or intangible; (iv) "Security" shall have the meaning as in Section 2(1) of the Securities Act; (v) "Total Capitalization" shall mean the sum of Funded Debt, Net Worth, and, as recorded in the Company's most recent consolidated financial statements prepared in accordance with generally accepted accounting principles, preferred and preference stock; (vi) "Capitalized Lease" shall mean any lease of Property which in accordance with generally accepted accounting principles (after eliminating all intercompany obligations among the Company and its Subsidiaries) should be capitalized on the Company's balance sheet or for which the amount of the asset and liability thereunder, as if so capitalized, should be disclosed in a note to such balance sheet; (vii) "Funded Debt" shall mean that portion of Total Debt of the Company which matures more than one year after its creation, excluding payments due on such portion of Total Debt within one year of any date of determination; (viii) "Net Worth" shall mean consolidated shareholder's equity of the Company as recorded in its most recent consolidated financial statements prepared in accordance with generally accepted accounting principals; (ix) "Subsidiary" shall mean a corporation or other Person of which the Company owns or controls, directly or indirectly, more than 50% of the Voting Stock or equivalent interest; (x) "Voting Stock" shall mean securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions); (xi) "Total Debt" shall mean the sum of (exclusive of Subsidiary indebtedness and after eliminating all obligations of the Company to any Subsidiary) (a) all indebtedness of the Company for borrowed money or indebtedness which has been incurred in connection with the acquisition of assets, including all payments in respect thereof that are required to be made from the date of any determination of Total Debt, (b) all Capitalized Rentals, and (c) the amount by which the aggregate value of all Guarantees of Total Debt of others exceeds 25% of Net Worth; (xii) "Capitalized Rentals" shall mean, as of the date of any determination, the amount at which the aggregate Net Rental Payments due and to become due under all Capitalized Leases under which the Company is a lessee would be reflected as a liability on the balance sheet of the Company; (xiii) "Net Rental Payments" shall mean the sum of the rental and other payments required to be paid in such period by the Company, as lessee under any Capitalized Leases, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges; (xiv) "Guarantees" shall mean all obligations of the Company (after eliminating all intercompany obligations among the Company and its Subsidiaries), guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner (other than an endorsement for collection or deposit in the ordinary course of business), whether directly or indirectly, including, with respect to any note or lease receivable or account receivable sold with recourse, the amount for which the Company may be liable, and obligations incurred through an agreement, contingent or otherwise, by the Company (a) to purchase such indebtedness or obligation or any Property or assets constituting security therefor, (b) to advance or supply funds (1) for the purchase or payment of such indebtedness or obligation, or (2) to maintain working capital or other balance sheet condition or any income statement condition or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation, (c) to lease Property or to purchase Securities or other Property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligation, or (d) otherwise to protect the owner of the indebtedness or obligation of the primary obligor against loss in respect thereof. A guarantee in respect of any indebtedness for money borrowed shall be deemed to be indebtedness equal to the principal amount of such indebtedness for money borrowed which has been guaranteed, and a guarantee in respect of any other obligation or liability or any dividend shall be deemed to be indebtedness equal to the maximum aggregate amount of such liability or dividend.

                                   ARTICLE VIII

                                     REPORTS
                                     -------


        1. Upon the occurrence of any Event of Default described in the Notes or any event which with notice or lapse of time or both, would become such an Event of Default, the Company will promptly deliver to the Issuing and Paying Agent an officer's certificate signed by the President, any Senior Vice President, the Secretary or the Treasurer setting forth the details thereof and the action the Company has taken or proposed to be taken with respect thereto.

        2. Upon receipt of a certificate indicating the existence of an Event of Default described in the Notes (or any event which, with notice or lapse of time would become such an Event of Default) or upon receipt of a notice from a Holder or the Company that an Event of Default exists, the Issuing and Paying Agent will promptly notify the Holders of the existence thereof with a description thereof in reasonable detail and indicating that a list of names and addresses of each other Holder and the principal amount of Notes held by such Holder (to the extent the Issuing and Paying Agent has such information) may be obtained from the Issuing and Paying Agent upon request. Upon receiving such a request, the Issuing and Paying Agent will promptly transmit such a list to the Holder requesting the same.

        3. The Issuing and Paying Agent will render to the Company, upon a request in writing, a statement of all money received and disbursed by the Issuing and Paying Agent pursuant to this Agreement for payment of principal, premium if any, and interest on the Notes. The Issuing and Paying Agent will also provide such other information about the performance of its duties under this Agreement as the Company may reasonably request in writing.

        4. For so long as any of the Notes are outstanding, the Company will provide to the Issuing and Paying Agent and any Holder and to any prospective purchaser of such Notes designated by a holder thereof, upon the request of such Holder or prospective purchaser in connection with a transfer or proposed transfer pursuant to Rule 144A, any information required to be provided to such Holder or prospective purchaser to comply with the conditions set forth in Rule 144A as in effect as of the date such Notes shall have been first issued (together with any such information added by an amendment to Rule 144A after such date, to the extent such information can be provided without unreasonable additional expense to the Company).

                                    ARTICLE IX

                  CONCERNING THE ISSUING AND PAYING AGENT
                  ---------------------------------------

        1. The Issuing and Paying Agent will have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation will be implied in this Agreement against the Issuing and Paying Agent. Without limiting the foregoing, the Issuing and Paying Agent shall have no responsibility to monitor or enforce the Company's compliance with Article VII of this Agreement.

        2. The Issuing and Paying Agent makes no representations with respect to the validity or sufficiency of the Notes, or the use or application of the proceeds of the sale or distribution thereof, and will incur no liability with respect to the foregoing.

        3. When acting under this Agreement, the Issuing and Paying Agent is acting solely as an agent of the Company and does not assume any obligation or relationship of agency or trust for any of the owners or Holders, except that funds held by the Issuing and Paying Agent for payment on the Notes will be held in trust as provided in this Agreement.

        4. The Company will pay to the Issuing and Paying Agent for its performance hereunder (i) its reasonable out-of-pocket expenses (including counsel fees and expenses) incurred in connection with this Agreement, including, without limitation, those described or referred to in paragraph 5 of Article IV hereof, and (ii) such compensation as may mutually be agreed upon in writing by the Company and the Issuing and Paying Agent.

        5. The Company will indemnify and hold harmless the Issuing and Paying Agent and its duly authorized agents and each person who controls the Issuing and Paying Agent within the meaning of either the Securities Act or the Securities Exchange Act of 1934 from and against any and all claims, demands, expenses (including reasonable counsel fees subject to the restrictions below) and liabilities of any kind and every nature which the Issuing and Paying Agent may sustain or incur or which may be asserted against the Issuing and Paying Agent as a result of any action taken or omitted by the Issuing and Paying Agent hereunder in connection with its entering into this Agreement and carrying out its duties hereunder so long as such action or omission is without negligence or willful misconduct. The Issuing and Paying Agent shall, promptly after receipt of notice of any claim or demand, notify the Company if a claim in respect thereof is to be made against the Company under this paragraph 5 of Article IX. The indemnities set forth above will survive delivery of and payment for the Notes.

        6. The Issuing and Paying Agent may resign its appointment as Issuing and Paying Agent hereunder by providing the Company with not less than thirty (30) days written notice, provided that the Issuing and Paying Agent will continue to perform its duties hereunder until a successor is appointed. The Company may remove the Issuing and Paying Agent upon not less than thirty (30) days notice, in which case the Issuing and Paying Agent will continue to perform its duties hereunder until a successor is appointed.

        7. If the Issuing and Paying Agent resigns or is removed or if a vacancy exists in the office of the Issuing and Paying Agent for any reason, then the Company will promptly appoint a successor Issuing and Paying Agent. If a successor Issuing and Paying Agent has not been so appointed by the Company within thirty (30) days of the delivery of a notice of resignation or removal of the Issuing and Paying Agent, then the Issuing and Paying Agent may petition any court of competent jurisdiction for the appointment of a successor Issuing and Paying Agent.

        A successor Issuing and Paying Agent will deliver a written acceptance of its appointment to the retiring Issuing and Paying Agent and to the Company. Immediately thereafter, the retiring Issuing and Paying Agent will transfer all property held by it as Issuing and Paying Agent to the successor Issuing and Paying Agent, the resignation or removal of the retiring Issuing and Paying Agent will then become effective, and the successor Issuing and Paying Agent will have all the rights, powers and duties of the Issuing and Paying Agent under this Agreement. A successor Issuing and Paying Agent will mail notice of its succession to each Holder.

                                    ARTICLE X

                                      GENERAL
                                     -------


        1. The Company and the Issuing and Paying Agent may modify, amend or supplement this Agreement or the Notes without the consent of any Holder, for the purpose of (i) adding to the covenants of the Company for the benefit of the Holders, (ii) surrendering any right or power conferred upon the Company, (iii) securing the Notes pursuant to the requirements of the Notes or otherwise, (iv) evidencing the succession of another corporation to the Company and the assumption by such successor of the covenants and any obligations of the Company contained in this Agreement and in the Notes in accordance with the terms of this Agreement and the Notes, (v) correcting or supplementing any defective provision contained in the Notes or in this Agreement in a manner which does not adversely affect the interests of any Holder or (vi) making any modification of the terms and conditions of the Notes or any other provision of this Agreement in any manner which the Company and the Issuing and Paying Agent may determine and which does not adversely affect the interests of any Holder. All other modifications, amendments or supplements of this Agreement and the terms of the Notes may be made by the Company and the Issuing and Paying Agent, and the observance of any of the terms of Notes may be waived, with (and only with) the written consent of the holders of 66-2/3% in principal amount of all the Notes at the time outstanding (exclusive of Notes then owned by the Company, any Subsidiaries and any Affiliates) provided that no such modification or amendment of the Notes or the Agreement, without the consent of 100% of the Holders of the Notes then outstanding, may change the maturity of any Note or any installment of interest thereon or reduce the principal amount thereof or the interest thereon or reduce said percentage of the Holders of the Notes then outstanding required for consents, amendments or waivers. Notwithstanding the foregoing, the Company will not propose or agree to any modification, amendment, or supplement of this Agreement without receiving prior written consent of the Agents.

        2. None of the Company, the Agents, the Issuing and Paying Agent or any other agent of the Issuing and Paying Agent or the Company will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, and they shall be fully protected in acting or refraining from acting on any information provided by the Depository.

        3. Notwithstanding the foregoing, with respect to any Global Note, nothing herein shall prevent the Company, the Issuing and Paying Agent, the Agents or any agent of the Company or the Issuing and Paying Agent from giving effect to any written certification, proxy or other authorization furnished by a Depository or impair, as between the Depository and holders of beneficial interests in any Global Note, the operation of customary practices governing the exercise of the rights of the Depository (or its nominee) as Holder of such Global Note.

        4. The Holders are intended third-party beneficiaries of this Agreement. The Holders will have the right, except as provided in Article IX, to demand that the Issuing and Paying Agent or the Company enforce the terms of this Agreement and, upon the failure of either party to enforce its rights under this Agreement, the Holders may proceed directly against the remaining party to enforce such rights.

        5. Any notice, request for instructions, or other instrument in writing authorized or required by this Agreement to be given to either party will be in writing, and effective only on receipt, or (but only where specifically provided) by telephone and will be mailed, delivered, telecopied and confirmed at:

   For the Company:   Connecticut Natural Gas Corporation, 100 Columbus
   Boulevard, P.O Box 1500, Hartford, Connecticut  06144-1500, Attention: James
   P. Bolduc, Senior Vice President -Financial Services and Chief Financial Officer, telephone (203) 727-3424.

   For the Issuing and Paying Agent: Shawmut Bank Connecticut, National Association, 777 Main Street, Hartford, Connecticut 06115, Attention:
   Corporate Trust Administration, telephone (203) 986-4424; facsimile (203) 986-7920.

        6. This Agreement: (a) may not be amended or modified, subject to paragraph 1 of this Article X, in any manner except by a written agreement executed by both parties; (b) will extend to and be binding upon the parties hereto and their respective successors; and (c) will be governed by and construed in accordance with the laws of the State of Connecticut.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective corporate officers, thereunto duly authorized, as of the day and the year first above written.

                           CONNECTICUT NATURAL GAS CORPORATION


                           By: _______________________________

                           Title: ____________________________


                           SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION


                           By: _______________________________

                           Title: ____________________________

   THIS MEDIUM-TERM NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SALES OR OTHER TRANSFERS HEREOF MAY BE MADE ONLY TO ACCREDITED INVESTORS AS DEFINED IN RULE 501(a)(1),(2),(3) or (7) UNDER THE SECURITIES ACT ("ACCREDITED INVESTORS") OR QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("QUALIFIED INSTITUTIONAL BUYERS"), APPROVED BY SMITH BARNEY INC. AND A.G. EDWARDS & SONS, INC. (EACH AN "AGENT" AND TOGETHER, THE "AGENTS") OR BY CONNECTICUT NATURAL GAS CORPORATION (THE "COMPANY") IN TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. BY ITS ACCEPTANCE OF THIS NOTE, THE PURCHASER REPRESENTS AND AGREES THAT IT IS AN ACCREDITED INVESTOR OR A QUALIFIED INSTITUTIONAL BUYER AND THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY FOR OTHERS FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF IN ANY TRANSACTION THAT WOULD BE IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS, AND THAT ANY RESALE OR OTHER TRANSFER HEREOF OR ANY INTEREST HEREIN PRIOR TO THE DATE THAT IS THREE YEARS AFTER THE LATER OF (A) ITS ORIGINAL DATE OF ISSUE OR (B) THE LAST DATE ON WHICH THE COMPANY OR ANY OF ITS AFFILIATES WAS THE BENEFICIAL OWNER HEREOF WILL BE MADE ONLY (1) TO AN AGENT OR THE COMPANY,
   (2) THROUGH AN AGENT OR BY AN AGENT ACTING AS PRINCIPAL TO AN INSTITUTIONAL INVESTOR APPROVED AS AN ACCREDITED INVESTOR OR QUALIFIED INSTITUTIONAL BUYER BY SUCH AGENT, (3) DIRECTLY TO AN INSTITUTIONAL INVESTOR APPROVED AS AN ACCREDITED INVESTOR OR A QUALIFIED INSTITUTIONAL BUYER APPROVED BY THE COMPANY IN A TRANSACTION APPROVED BY THE COMPANY, (4) THROUGH A DEALER OTHER THAN AN AGENT TO AN INSTITUTIONAL INVESTOR APPROVED AS AN ACCREDITED INVESTOR OR A QUALIFIED INSTITUTIONAL BUYER BY THE COMPANY IN A TRANSACTION APPROVED BY THE COMPANY, OR (5) DIRECTLY TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, SUBJECT TO IN EACH CASE THE DISPOSITION OF THE PURCHASER'S PROPERTY BEING AT ALL TIMES WITHIN ITS CONTROL. APPROVAL BY AN AGENT OR THE COMPANY OF A TRANSFER OF A NOTE, TO THE EXTENT REQUIRED AS DESCRIBED ABOVE, WILL BE GRANTED ONLY IF THE TRANSFER IS MADE TO A QUALIFIED INSTITUTIONAL BUYER OR AN ACCREDITED INVESTOR AND IN ACCORDANCE WITH THE OTHER REQUIREMENTS APPLICABLE TO AN INITIAL SALE OF NOTES OR THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT. ANY TRANSFER DESCRIBED IN CLAUSE (3),
   (4) OR (5) ABOVE INCLUDING A TRANSACTION EFFECTUATED BY OR THROUGH THE DEPOSITORY'S BOOK-ENTRY SYSTEM REQUIRES THE SUBMISSION TO THE ISSUING AND PAYING AGENT (AS DEFINED HEREIN) OF THE CERTIFICATE OF TRANSFER CONTAINED HEREIN DULY COMPLETED OR A DULY COMPLETED TRANSFER INSTRUMENT SUBSTANTIALLY IN THE FORM OF THE CERTIFICATE OF TRANSFER. THE COMPANY SHALL NOT RECOGNIZE ANY RESALE OR OTHER TRANSFER, OR ATTEMPTED RESALE OR OTHER TRANSFER, OF THIS NOTE NOT MADE IN COMPLIANCE WITH THE FOREGOING PROVISIONS. THIS NOTE AND


















   RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR PROVIDE ALTERNATIVE PROCEDURES IN COMPLIANCE WITH APPLICABLE LAW AND PRACTICES RELATING TO THE RESALE OR OTHER TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE SHALL BE DEEMED, BY THE ACCEPTANCE OF THIS NOTE, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

   THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE ISSUING AND PAYING AGENCY AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE ISSUING AND PAYING AGENCY AGREEMENT, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR TO ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.












































   REGISTERED  CONNECTICUT NATURAL GAS CORPORATION  PRINCIPAL AMOUNT
   No. FX-                                            $
                      Medium-Term Note, Series B


   ORIGINAL ISSUE DATE:    INTEREST RATE:     MATURITY DATE:




   REDEMPTION DATE:

   REDEMPTION PRICE:

   OTHER TERMS:


        CONNECTICUT NATURAL GAS CORPORATION, a Connecticut corporation, for value received, hereby promises to pay to
   ________________________________________________________________________
   ________________________________________________________________________

   or registered assigns, the principal sum of ___________________________ _________________________________________________________________DOLLARS
   on the date the note matures (the "Maturity Date") specified above (except to the extent redeemed prior to the Maturity Date), and to pay interest thereon at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment, semiannually on January 15 and July 15 (each an "Interest Payment Date") in each year commencing on the first Interest Payment Date next succeeding the Original Issue Date specified above, unless the Original Issue Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, in which case commencing on the second Interest Payment Date succeeding the Original Issue Date, to the registered holder of this Note (the "Holder") on the Record Date with respect to such Interest Payment Date, and on the Maturity Date (or any Redemption Date as provided herein). Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Original Issue Date specified above, until the principal hereof has been paid or duly made available for payment. If the Maturity Date (or any Redemption Date) or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal (and premium, if any) or interest payable with respect to such Maturity Date (or Redemption
   Date) or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date (or

















   Redemption Date) or Interest Payment Date, as the case may be, and no interest shall accrue with respect to such payment for the period from and after such Maturity Date (or Redemption Date) or Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions, be paid to the Holder at the close of business on the Record Date for such interest, which shall be the first day of the month (whether or not a Business Day), of such Interest Payment Date; provided, however, that interest payable on the Maturity Date (or any Redemption Date) will be payable to the Person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, on which banks in Hartford, Connecticut are not required or authorized by law to close.

        Payments of principal, premium, if any, and interest shall be made in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts. Payments of interest, other than interest payable at the Maturity Date, or any earlier Redemption Date, will be made by check mailed to the Holder at the address shown in the Register maintained by the Issuing and Paying Agent at its office for such purpose, or at the option of the Holder, at such other place in the United States of America as the Holder shall designate to the Issuing and Paying Agent in writing. Notwithstanding the foregoing, upon receipt of written instructions by the Issuing and Paying Agent from a Holder having an aggregate principal amount of at least $10,000,000 with the same Interest Payment Date not later than ten (10) days prior to such Interest Payment Date, the Issuing and Paying Agent will make such payment of interest by wire transfer of immediately available funds to such account at a bank in Hartford, Connecticut or New York, New York (or other bank consented to by the Company) as such Holder shall have designated for such purpose, provided such bank shall have appropriate facilities therefor. Once such wire transfer instructions have been received by the Issuing and Paying Agent, they shall remain in effect unless (i) the Issuing and Paying Agent is notified of a change thereof not less than ten days prior to an Interest Payment Date; or (ii) the Holder no longer holds an aggregate principal amount of at least $10,000,000 of Notes having the same Interest Payment Date.

        The principal amount hereof, premium, if any, and interest due on the Redemption Date or at the Maturity Date will be paid on or after the Redemption Date or at the Maturity Date in immediately available funds by wire transfer to such account at a bank in Hartford, Connecticut or New York, New York (or such other bank consented to by the Company) as such Holder shall have designated, except for the payment to a Holder for which appropriate instructions for payment as provided above have not been received by the Issuing and Paying Agent by not later than ten (10) days prior to the related date of payment, in which case such payment shall be made by check mailed by the Issuing and Paying Agent to the Person entitled















   thereto at such Person's address appearing in the Register. Once such wire transfer instructions have been received by the Issuing and Paying Agent, they shall remain in effect unless (i) the Issuing and Paying Agent is notified of a change thereof not less than ten days prior to an Interest Payment Date; or (ii) the Holder no longer holds an aggregate principal amount of at least $10,000,000 of Notes having the same Interest Payment Date. Payment of principal, premium, if any, and interest due on the Redemption Date or the Maturity Date on the Note shall only be made against presentation and surrender of this Note at the office of the Issuing and Paying Agent maintained for that purpose in Hartford, Connecticut or at such other office or agency of the Company as the Company shall designate.

        In the case of all Global Notes, the Issuing and Paying Agent will make all interest payments and payments of principal, premium, if any, and interest due on the Redemption or Maturity Date by wire transfer of immediately available funds to such account at a bank in New York City (or other bank consented to by the Company) as the Depository shall have designated, provided that such bank has appropriate facilities therefor.












































                                 Medium-Term Note


        This Note is one of a duly authorized issue of Medium-Term Notes having maturities from one year to 30 years from the date of issue (the "Notes") by the Company. The Notes are issuable under an Issuing and Paying Agency Agreement, dated as of June 14, 1994 (the "Issuing and Paying Agency Agreement"), between the Company and Shawmut Bank Connecticut, National Association, as Issuing and Paying Agent (the "Issuing and Paying Agent"), which term includes any successor Issuing and Paying Agent under the Issuing and Paying Agency Agreement. The Issuing and Paying Agency Agreement may be amended from time to time in accordance with the terms thereof. In acting under the Issuing and Paying Agency Agreement, the Issuing and Paying Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for any of the Holders, except that any funds held by the Issuing and Paying Agent for payment on this Note shall be held in trust as provided in the Issuing and Paying Agency Agreement. The terms of individual Notes may vary with respect to interest rates, issue dates, maturity dates, redemption dates and otherwise, all as provided in the Issuing and Paying Agency Agreement.

        Copies of the Issuing and Paying Agency Agreement and other related documents are on file with the Issuing and Paying Agent at its principal office in Hartford, Connecticut and are available for inspection at such office.

        The Notes will not be subject to any sinking fund and, unless otherwise provided herein in accordance with the provisions of the following paragraph, will not be redeemable prior to maturity.

        If so provided herein, this Note may be redeemed by the Company on and after any date prior to its maturity date (the "Redemption Date"), if any, indicated herein. If no date on or after which this Note is redeemable is set forth herein, this Note may not be redeemed prior to maturity. On and after the Redemption Date, if any, this Note may be redeemed in whole or in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $100,000) at the option of the Company, at par or at a premium expressed as a percentage of par as may be provided herein (the "Redemption Price"), together with interest thereon payable to the Redemption Date, on notice given not more than 60 nor less than 30 days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

        Interest payments on this Note will include interest accrued from and including the Original Issue Date indicated herein, or from but excluding
















   the most recent date to which interest has been paid or duly provided for, to but excluding the related Interest Payment Date or the Maturity Date (or any Redemption Date), as the case may be. Interest payments for this Note will be computed and paid on the basis of a 360-day year comprised of twelve 30-day months.

        This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. The Issuing and Paying Agent has been appointed registrar for the Notes, and the Company will cause the Issuing and Paying Agent to maintain at its office in Hartford, Connecticut a register for the registration and transfer of Notes. Subject to certain restrictions set forth herein and in the Issuing and Paying Agency Agreement, this Note may be transferred at the aforesaid office of the Issuing and Paying Agent by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Issuing and Paying Agent and duly executed by the Holder hereof in person or by the Holder's attorney duly authorized in writing, and thereupon the Issuing and Paying Agent will issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Issuing and Paying Agent will not be required to register the transfer of any Note which has been called for redemption (or any part of a Note which has been so called for redemption) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of such redemption and ending at the close of business on the day of such mailing. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount and having identical terms and provisions. All such exchanges of Notes will be free of charge, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in the form attached hereto to the Issuing and Paying Agent and executed by the Holder in person or by the Holder's attorney duly authorized in writing.

        In case any Note shall at any time become mutilated, defaced, destroyed, stolen or lost and such Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Issuing and Paying Agent, a new Note of like tenor will be issued by the Company in exchange for the Note so mutilated or defaced, or in lieu of the Note so destroyed or stolen or lost, but, in the case of any

















   destroyed or stolen or lost Note, only upon receipt of evidence satisfactory to the Issuing and Paying Agent and the Company that such Note was destroyed or stolen or lost, and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, stolen or lost.

        On and after the date of initial issue of any of the Notes and so long as any of the Notes are outstanding, the Company has agreed to comply with certain financial covenants and reporting requirements for the benefit of Holders as set forth in Article VII and Article VIII of the Issuing and Paying Agency Agreement, a copy of which will be made available by the Company upon the request of the Holder at the address set forth below for notices to the Company. All capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in such Issuing and Paying Agency Agreement.

        An Event of Default shall exist if any of the following occurs and is continuing:

        (a) there shall be a failure to pay when due the principal (or premium if any) on any Note;

        (b) there shall be a failure to pay an installment of interest on any Note for 10 days after the date such installment is due;

        (c) the Company shall fail to perform or observe any other term, covenant or agreement contained in any Note for a period of 30 days after the earlier of the date that written notice thereof shall have been given to the Company by the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding or such failure shall first become known to an officer of the Company;

        (d) any representations or warranties made by the Company herein or in any instrument furnished in compliance with or in reference to the Notes is false or misleading in any material respect and such conditions shall have a material adverse effect on the condition, financial or otherwise, or in the earnings of the Company;

        (e) the Company shall fail to make, when due and payable, any payment on any indebtedness for borrowed money or any event shall occur (other than the mere passage of time) or any condition shall exist in respect of any such indebtedness, or under any agreement securing or relating to such indebtedness, where the aggregate amount of such indebtedness is in excess of $5,000,000 the effect of which is to cause (or permit any Holder of such
















   indebtedness or a trustee with respect to such indebtedness to cause) such indebtedness or any portion thereof, to become due and payable prior to its maturity date or prior to its regularly scheduled dates of payments;

        (f) an involuntary petition is filed against the Company under the Bankruptcy Code or any other similar applicable Federal or State law, and such petition is not dismissed within 60 days after each filing, or a receiver, liquidator, custodian or trustee of the Company or any of its Property is appointed by court order and such order shall have continued undischarged or unstayed for a period of 60 days, or a decree or order by a court having jurisdiction shall have been entered adjudging the Company bankrupt or insolvent, and such decree or order shall have continued undischarged and unstayed for a period of 60 days, or any of the Property of the Company is sequestered by decree or order of a court having jurisdiction and such decree or order shall have continued undischarged and unstayed for a period of 60 days;

        (g) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

        (h) a final judgment or judgments for the payment of money aggregating in excess of 5% of Net Worth is or are outstanding against the Company and such judgment or judgments has or have been outstanding for more than 60 days from the date of its or their entry and has or have not been discharged in full or stayed.

        If an Event of Default shall occur and be continuing (the Event of Default not having been cured), the Holder of this Note may, at its option, by written notice to the Company and the Issuing and Paying Agent, declare such Note together with accrued interest to be immediately due and payable. Upon declaration by the Holder of this Note following the occurrence of and during the continuance of an Event of Default, this Note together with accrued interest shall be immediately due and payable.

        All notices to the Company under this Note shall be in writing and addressed to the Company at 100 Columbus Boulevard, P. O. Box 1500, Hartford, Connecticut 06144-1500, Attention: Chief Financial Officer,


















   or to such other address of the Company as the Company may notify the Holder of this Note.

        Any action by the Holder shall bind all future Holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Company or by the Issuing and Paying Agent in pursuance of such actions.

        The Issuing and Paying Agency Agreement and the terms of the Notes may be modified or amended by the Company and the Issuing and Paying Agent, without the consent of any Holder, for the purpose of (i) adding to the covenants of the Company for the benefit of the Holders, (ii) surrendering any right or power conferred upon the Company, (iii) securing the Notes pursuant to the requirements of the Notes or otherwise, (iv) evidencing the succession of another corporation to the Company and the assumption by such successor of the covenants and any obligations of the Company contained in the Issuing and Paying Agency Agreement and in the Notes in accordance with the terms of the Issuing and Paying Agency Agreement and the Notes, (v) correcting or supplementing any defective provision contained in the Notes or in the Issuing and Paying Agency Agreement in a manner which does not adversely affect the interests of any Holder or (vi) making any modification of the terms and conditions of the Notes or any other provision of the Issuing and Paying Agency Agreement in any manner which the Company and the Issuing and Paying Agent may determine and which does not adversely affect the interests of any Holder, to all of which each Holder of this Note, by acceptance hereof, consents. All other modifications, amendments or supplements of the Issuing and Paying Agency Agreement and the terms of the Notes may be made by the Company and the Issuing and Paying Agent, and the observance of any term of this Note may be waived, with (and only with) the written consent of the Holders of 66-2/3% in principal amount of all the Notes at the time outstanding (exclusive of Notes then owned by the Company, any Subsidiaries and any Affiliates) provided that no such modification or amendment of the Notes or the Issuing and Paying Agency Agreement, without the consent of 100% of the Holders of the Notes then outstanding, may change the maturity of any Note or any installment of interest thereon or reduce the principal amount thereof or the interest thereon or reduce said percentage of the Holders of the Notes then outstanding required for consents, amendments or waivers. Notwithstanding the foregoing, the Company will not propose or agree to any modification, amendment, or supplement of the Issuing and Paying Agency Agreement without receiving prior written consent of the Agents.

        Any moneys paid by the Company to the Issuing and Paying Agent for the payment of the principal of or interest or premium, if any, on any Notes, and remaining unclaimed at the end of two (2) years after such principal, interest or premium shall have become due and payable (whether at
















   maturity or upon call for redemption or otherwise), shall then be repaid to the Company and upon such repayment all liability of the Issuing and Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligations which the Company may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

        No provision of this Note or of the Issuing and Paying Agency Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

        Prior to due presentment of this Note for registration of transfer, the Company, the Issuing and Paying Agent and any agent of the Company or the Issuing and Paying Agent may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary.

        The Issuing and Paying Agency Agreement and the Notes shall be governed by and construed in accordance with the laws of the State of Connecticut applicable to agreements made and to be performed in such State.

        This Note is issued in Connecticut and is governed by the laws of the State of Connecticut.

        Unless the certificate of authentication hereon has been executed by the Issuing and Paying Agent under the Issuing and Paying Agency Agreement referred to herein by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Issuing and Paying Agency Agreement or be valid or obligatory for any purpose.































        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

                           CONNECTICUT NATURAL GAS CORPORATION


                           By:________________________________

                           Title:_____________________________

   Certificate of Authentication:
   This is one of the Notes issued under
   the Issuing and Paying Agency Agreement
   described herein.


   SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION as Issuing and Paying Agent


   By:_______________________________
      Authorized Officer

   Date of Authentication: ____________________________________




































                        [Form of Certificate of Transfer]


   (To be delivered with this Note to the Issuing and Paying Agent)

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________
   ________________________________________________________________
   ________________________________________________________________ (please print or typewrite name and address including postal zip code of assignee and insert Taxpayer Identification No.) _______ ________________________________________________________________ this Note and all rights hereunder, hereby irrevocably constituting and appointing ____________________________________ attorney to transfer this Note on the books of the Company with full power of substitution in the premises.


                             CERTIFICATE OF TRANSFER

        (The following is not required for sales or other transfers of this Note to or through the Company or an Agent).

        In connection with any transfer of this Note occurring prior to the date which is three years after the later of (a) the Original Issue Date of this Note or (b) the last date the Company or any of its affiliates was the beneficial owner of this Note, the undersigned confirms that:

                                   [Check One]

   [ ] (a) This Note is being transferred by the undersigned to a transferee that is, or that the undersigned reasonably believes to be, a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933) pursuant to the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.
                                        or

   [ ] (b) This Note is being transferred by the undersigned to a transferee that is, or that the undersigned reasonably believes to be, an "accredited investor" (as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act of 1933) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Note for investment and not for distribution or resale in any transaction that would be in violation of federal or state securities laws.

















        If neither of the foregoing boxes is checked, the Issuing and Paying Agent shall not be obligated to register this Note in the name of any person other than the Holder.

   Dated: ____________________      ______________________________


        NOTICE: The signature of the Holder to this assignment must correspond with the name as written upon this Note in every particular, without alteration or enlargement or any change whatsoever.


   TO BE COMPLETED BY PURCHASER
   IF (a) ABOVE IS CHECKED:

        The undersigned represents and warrants that it is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the Holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


   Date: ____________________       _____________________________

        NOTICE:  To be executed by an officer.


   TO BE COMPLETED BY PURCHASER IF (b)
   ABOVE IS CHECKED:

        The undersigned represents and warrants that it is an "accredited investor" (as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act of 1933). The undersigned undertakes to hold this Note for investment and not for distribution or resale in any transaction that would be in violation of federal or state securities laws.


   Date: ____________________       _____________________________

        NOTICE:  To be executed by an officer.




















                                                     EXHIBIT II


   Shawmut Bank Connecticut, National Association
   777 Main Street
   Hartford, Connecticut 06115
   Attention:  Corporate Trust Administration

   Dear Sirs:

        This is to advise you of a proposal to resell $_________ aggregate principal amount of Medium-Term Notes (due ________; Note No(s). _______) (the "Notes") of Connecticut Natural Gas Corp. ("CNG" or the "Company"). The Notes were originally sold through Smith Barney Inc. and A.G. Edwards & Sons, Inc. on __________, 19__ to __________(the "Holder") pursuant to the Medium-Term Note program established for CNG.

        The Notes are presently registered in the name of:
   _____________________________________.

        [We have been advised that due to a change in circumstances the Holder wishes to dispose of the Notes and that the Holder has not itself or through any other broker, dealer or agent publicly solicited purchases of such Notes. In this regard, we have contacted the following institutional investor (the "Prospective Purchaser") which desires to purchase the Notes:




        The Notes should be registered as follows:

        Name:
        Address:
        Taxpayer I.D. No.:

        We represent and warrant that the Prospective Purchaser is an institutional investor and either (i) an "Accredited Investor" (as defined in Rule 501(a)(1),(2),(3) or (7) of Regulation D of the Securities Act of 1933, as amended) or (ii) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended). We have been advised by the Prospective Purchaser that it intends to hold the Notes for investment and not for distribution or resale.]

        [The undersigned desires to purchase the Notes from the Holder. The Holder has advised us that the Holder has not itself or through any broker, dealer or agent publicly solicited purchases of the Notes. Our address is as follows:


















        The Notes should be registered as follows:

        Name:
        Address:
        Taxpayer I.D. No.:

        The undersigned represents and warrants to you that it is an institutional investor and either (i) an "Accredited Investor" (as defined in Rule 501(a)(1),(2),(3) or (7) of Regulation D of the Securities Act of 1933, as amended) or (ii) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended). The undersigned undertakes to hold the Notes for investment not for distribution or resale.]

        We hereby request that the approval of CNG be obtained to consummate the sale that is contemplated herein.

                                    Very truly yours,



                                    [Signature]

   Consented to this _______day
   of ___________, 19__




   By _________________________
      Authorized Signatory




























